UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  --------------

                                    FORM 8-K


                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported):  September 13, 2002


                                  IEXALT, INC.
             (Exact name of registrant as specified in its charter)




        NEVADA                         00-09322                 75-1667097
(State of Incorporation)       (Commission File Number)        (IRS Employer
                                                             Identification No.)



                        12000 AEROSPACE AVENUE, SUITE 375
                              Houston, Texas 77034
    (Address of Registrant's principal executive offices including zip code)

                                 (281) 464-8400
              (Registrant's telephone number, including area code)

ITEM  2.  ACQUISITION  OR  DISPOSITION  OF  ASSETS

     iExalt, Inc., a Nevada corporation ("iExalt"), executed an Asset Purchase Agreement on August 31, 2002 with Christian Happenings Acquisition Corp., Ltd., an Ohio limited liability corporation ("CH"). iExalt sold the intangible and tangible assets of its wholly owned subsidiary WordCross Enterprises, Inc. ("WordCross"). The purchase price was Three Hundred Thousand dollars ($300,000.00) to be paid with cash of $100,000.00 and the balance through an earn-out calculated on the EBITDA related to the business during the subsequent two years. CH will pay one-third of the amount by which EBITDA exceeds One Hundred Thousand Dollars until the earn-out is paid in full or two years following the closing date; provided, however, that if at any time during the earn-out period, iExalt shall not be considered a going concern, CH shall have the right to repurchase the earn-out for One Thousand Dollars.

ITEM  7.  FINANCIAL  STATEMENTS  AND  EXHIBITS.

          b)   Pro  Forma  Financial  Information.
               The appropriate pro forma financial information relating to the disposition of certain assets of WordCross is filed herewith as Annex A.

          c)   Exhibits.
               The  following  exhibits  are  filed  herewith:


               EXHIBIT  NO.   DESCRIPTION
               ------------   ------------

                   2.1 Asset Purchase Agreement dated August 31, 2002 between iExalt, Inc. and Christian Happenings Acquisition Corp., Ltd.



                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


DATE:  September 13, 2002                  iExalt,  Inc.




                                           By:  /s/ Chris L. Sisk
                                              ----------------------------------
                                                Chris L. Sisk
                                                Executive Vice President and
                                                Primary Financial Officer

ANNEX  A
--------

     The unaudited pro forma balance sheet of the Company as of May 31, 2002 assumes the disposition of the assets of WordCross Enterprises, Inc. had taken place on May 31, 2002. The unaudited pro forma results of operations of the Company for the nine-month period ended May 31, 2002 and May 31, 2001 assumes that the disposition had been completed as of the beginning of the respective periods. The Company has included accounting information as well as material adjustments considered necessary by management for presentation in accordance with generally accepted accounting principles.

     The pro forma financial data do not purport to represent what the Company's combined financial position or results of operations would actually have been if such transactions in fact had occurred on these dates and are not necessarily representative of the Company's combined financial position or results of operations for any future period. The unaudited pro forma combined financial statements should be read along with the historical consolidated financial statements and notes thereto included in the Company's most recent annual report filed on Form 10-KSB.

                                  iExalt, Inc.
                        UNAUDITED PRO FORMA BALANCE SHEET


                                             May 31, 2002 (unaudited)
                                ---------------------------------------------
                                    iExalt &
                                  Subsidiaries       WordCross
                                   Form 10-QSB         Asset       Pro Forma
                                 ProForma Note K    Disposition      Total
                                ---------------------------------------------
Current assets                  $        482,017   $   (138,463)  $  343,554
Property, plant & equipment              326,640        (60,877)     265,763
Goodwill and other intangibles         2,201,661       (281,574)   1,920,087
Other assets                              18,934              -       18,934
                                ---------------------------------------------
Total assets                    $      3,029,252   $   (480,914)  $2,548,338
                                =============================================

Current liabilities             $      3,651,248   $   (132,036)  $3,519,212
Long-term debt and other                   6,552              -        6,552
Shareholders' equity                    (628,548)      (348,878)    (977,426)
                                ---------------------------------------------
Total liabilities & equity      $      3,029,252   $   (480,914)  $2,548,338
                                =============================================

                                  iExalt, Inc.
                   UNAUDITED PRO FORMA STATEMENT OF OPERATIONS


                              Nine Months Ended May 31, 2002 (unaudited)
                              ------------------------------------------
                               Form 10-QSB     WordCross
                                Pro Forma        Asset       Pro Forma
                                 Note K       Disposition      Total
                              ------------------------------------------
Revenues                      $  4,024,580   $   (950,897)  $ 3,073,683
Loss from operations          $ (3,704,721)  $     (9,222)  $(3,713,943)
Net loss                      $ (4,381,452)  $     (9,934)  $(4,391,386)
Earnings/(loss) per share     $      (2.36)                 $     (2.36)
ProForma Weighted Average
Number of Shares Outstanding     1,856,453                    1,856,453


                                  iExalt, Inc.
                   UNAUDITED PRO FORMA STATEMENT OF OPERATIONS


                              Nine Months Ended May 31, 2001 (unaudited)
                              ------------------------------------------
                               Form 10-QSB     WordCross
                                Pro Forma        Asset       Pro Forma
                                 Note K       Disposition      Total
                              ------------------------------------------
Revenues                      $  3,201,306   $   (864,512)  $ 2,336,794
Loss from operations          $ (4,418,532)  $     60,576   $(4,357,956)
Net loss                      $ (4,757,469)  $     59,127   $(4,698,342)
Earnings/(loss) per share     $      (4.68)                 $     (4.62)
ProForma Weighted Average
Number of Shares Outstanding     1,016,203                    1,016,203